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                                                                Exhibit 99.(h.1)

   Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2
                        (a Massachusetts business trust)

                      Common Shares of Beneficial Interest
                                 (No Par Value)

                           FORM OF PURCHASE AGREEMENT

                                                             February [  ], 2004

Merrill Lynch & Co.
Merrill Lynch, Pierce, Fenner & Smith Incorporated
Legg Mason Wood Walker, Incorporated
A.G. Edwards & Sons, Inc.
Oppenheimer & Co. Inc.
RBC Dain Rauscher Inc.
Wells Fargo Securities, LLC
Advest, Inc.
BB&T Capital Markets, a division of Scott & Stringfellow, Inc.
Robert W. Baird & Co. Incorporated
Ferris, Baker Watts, Incorporated
J.J.B. Hilliard, W.L. Lyons, Inc.
Janney Montgomery Scott LLC
McDonald Investments Inc., a KeyCorp Company
Quick & Reilly, Inc.
Ryan Beck & Co., Inc.
Wedbush Morgan Securities Inc.
Claymore Securities, Inc.

c/o Merrill Lynch, Pierce, Fenner & Smith Incorporated
4 World Financial Center
New York, New York 10080

Ladies and Gentlemen:

     Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund, a Massachusetts business trust (the "Fund"), the Fund's investment manager, Western Asset Management Company, a California corporation ("WAM" or the "Investment Manager"), and Claymore Advisors, Inc. ("Claymore" or the "Investment Advisor, " and together with the Investment Manager, the "Advisors" and each an "Advisor"), each confirms its agreement with Merrill Lynch & Co., Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch"), Legg Mason Wood Walker, Incorporated, A.G. Edwards & Sons, Inc., Oppenheimer & Co. Inc., RBC Dain Rauscher Inc., Wells Fargo Securities, LLC, Advest, Inc., BB&T Capital Markets, a division of Scott & Stringfellow, Inc., Robert W. Baird & Co. Incorporated, Ferris, Baker Watts, Incorporated, J.J.B. Hilliard, W.L. Lyons, Inc., Janney Montgomery Scott LLC, McDonald Investments Inc., a KeyCorp Company, Quick & Reilly, Inc., Ryan Beck & Co., Inc., Wedbush Morgan Securities Inc., Claymore Securities, Inc. and each of the other Underwriters named in Schedule A hereto (collectively, the "Underwriters," which term shall also include any underwriter substituted as hereinafter provided in Section 10 hereof), for whom Merrill Lynch, Legg Mason Wood

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Walker, Incorporated, A.G. Edwards & Sons, Inc., Oppenheimer & Co. Inc., RBC
Dain Rauscher Inc., Wells Fargo Securities, LLC, Advest, Inc., BB&T Capital Markets, a division of Scott & Stringfellow, Inc., Robert W. Baird & Co. Incorporated, Ferris, Baker Watts, Incorporated, J.J.B. Hilliard, W.L. Lyons, Inc., Janney Montgomery Scott LLC, McDonald Investments Inc., a KeyCorp Company, Quick & Reilly, Inc., Ryan Beck & Co., Inc., Wedbush Morgan Securities Inc. and Claymore Securities, Inc. are acting as representatives (in such capacity, the "Representatives"), with respect to the issue and sale by the Fund and the purchase by the Underwriters, acting severally and not jointly, of the respective number of common shares of beneficial interest, no par value, of the Fund ("Common Shares") set forth in said SCHEDULE A, and with respect to the grant by the Fund to the Underwriters, acting severally and not jointly, of the
option described in Section 2(b) hereof to purchase all or any part of [    ]
additional Common Shares for the sole purpose of covering overallotments, if
any. The aforesaid [   ] Common Shares (the "Initial Securities") to be
purchased by the Underwriters and all or any part of the [ ] Common Shares subject to the option described in Section 2(b) hereof (the "Option Securities") are hereinafter called, collectively, the "Securities."

     The Fund understands that the Underwriters propose to make a public offering of the Securities as soon as the Representatives deem advisable after this Agreement has been executed and delivered.

     The Fund has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form N-2 (No. 333-111316 and No. 811-21477) covering the registration of the Securities under the Securities Act of 1933, as amended (the "1933 Act"), including the related preliminary prospectus or prospectuses, and a notification on Form N-8A of registration of the Fund as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the rules and regulations of the Commission under the 1933 Act and the 1940 Act (the "Rules and Regulations"). Promptly after execution and delivery of this Agreement, the Fund will either (i) prepare and file a prospectus in accordance with the provisions of Rule 430A ("Rule 430A") of the Rules and Regulations and paragraph (c) or (h) of Rule 497 ("Rule 497") of the Rules and Regulations or (ii) if the Fund has elected to rely upon Rule 434 ("Rule 434") of the Rules and Regulations, prepare and file a term sheet (a "Term Sheet") in accordance with the provisions of Rule 434 and Rule 497. The information included in any such prospectus or in any such Term Sheet, as the case may be, that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective, if applicable, (a) pursuant to paragraph (b) of Rule 430A is referred to as "Rule 430A Information" or (b) pursuant to paragraph
(d) of Rule 434 is referred to as "Rule 434 Information." Each prospectus publicly distributed before such registration statement became effective, and any prospectus that omitted, as applicable, the Rule 430A Information or the Rule 434 Information, that was used after such effectiveness and prior to the execution and delivery of this Agreement, including in each case any statement of additional information incorporated therein by reference, is herein called a "preliminary prospectus." Such registration statement, including the exhibits thereto and schedules thereto at the time it became effective and including the Rule 430A Information and the Rule 434 Information, as applicable, is herein called the "Registration Statement." Any registration statement filed pursuant to Rule 462(b) of the Rules and Regulations is herein referred to as the "Rule 462(b) Registration Statement," and after such filing the term "Registration Statement" shall include the Rule 462(b) Registration Statement. The final prospectus in the form first filed under paragraph (c) or (h) of Rule 497 and furnished to the Underwriters for use in connection with the offering of the Securities, including the statement of additional information incorporated therein by reference, is herein called the "Prospectus." If Rule 434 is relied on, the term "Prospectus" shall refer to the preliminary prospectus dated January 26, 2004 together with the Term Sheet and all references in this Agreement to the date of the Prospectus shall mean the date of the Term Sheet. For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any Term Sheet or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system ("EDGAR").

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     All references in this Agreement to financial statements and schedules and other information which is "contained," "included" or "stated" in the Registration Statement, any preliminary prospectus or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements and schedules and other information which is incorporated by reference in the Registration Statement, any preliminary prospectus or the Prospectus, as the case may be.

     SECTION 1.    Representations and Warranties.

     (a) REPRESENTATIONS AND WARRANTIES BY THE FUND AND THE ADVISORS. The Fund and the Advisors jointly and severally represent and warrant to each Underwriter as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof, and agree with each Underwriter, as follows:

          (i) COMPLIANCE WITH REGISTRATION REQUIREMENTS. Each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the 1933 Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act, or order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act, and no proceedings for any such purpose have been instituted or are pending or, to the knowledge of the Fund or the Advisors, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with in all material respects.

          At the respective times the Registration Statement, any Rule 462(b) Registration Statement and any post-effective amendments thereto (except any post-effective amendments filed with the Commission after the later of
     (x) one year from the date of this Agreement or (y) the date on which the distribution of the Securities is completed) became effective and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), the Registration Statement, the Rule 462(b) Registration Statement, the notification of Form N-8A and any amendments and supplements thereto complied and will comply in all material respects with the requirements of the 1933 Act, the 1940 Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. Neither the Prospectus nor any amendments or supplements thereto, at the time the Prospectus or any such amendment or supplement was issued and at the Closing Time (and, if any Option Securities are purchased, at the Date of Delivery), included or will include an untrue statement of a material fact or omitted or will omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. If Rule 434 is used, the Fund will comply with the requirements of Rule 434 and the Prospectus shall not be "materially different", as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time it became effective.

          Each preliminary prospectus delivered to the Underwriters for use in connection with the offering of the Securities and the prospectus filed as part of the effective Registration Statement or as part of any amendment thereto, or filed pursuant to Rule 497 under the 1933 Act, complied when so filed in all material respects with the Rules and Regulations and each preliminary prospectus and the Prospectus delivered to the Underwriters for use in connection with this offering was identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          If a Rule 462(b) Registration Statement is required in connection with the offering and sale of the Securities, the Fund has complied or will comply with the requirements of Rule 111 under the 1933 Act Regulations relating to the payment of filing fees thereof.

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          The foregoing representations in this Section 1(a)(i) do not apply to statements or omissions relating to the Underwriters made in reliance on and in conformity with information furnished in writing to the Fund by the Underwriters or their agents expressly for use in the Registration Statement, the 462(b) Registration Statement, Prospectus or preliminary prospectus (or any amendment or supplement to any of the foregoing), or with respect to representations of the Fund, the descriptions of each of the Advisors (referred to in Section (1)(b)(iii) and (c)(iii) of this Agreement) contained in the foregoing.

          (ii) INDEPENDENT ACCOUNTANTS. To the knowledge of the Fund, based on representations from PricewaterhouseCoopers LLP, as of the date of the report of the independent accountants contained in the Registration Statement, the accountants who certified the statement of assets and liabilities included in the Registration Statement are independent public accountants as required by the 1933 Act and the Rules and Regulations.

          (iii) FINANCIAL STATEMENTS. The statement of assets and liabilities included in the Registration Statement and the Prospectus, together with the related notes, presents fairly the financial position of the Fund in all material respects at the date indicated; said statement has been prepared in conformity with generally accepted accounting principles ("GAAP").

          (iv) EXPENSE SUMMARY. The information set forth in the Prospectus in the fee table contained in the section of the Prospectus entitled "Summary of Fund Expenses" has been prepared in accordance with the requirements of Form N-2 and to the extent estimated or projected, such estimates or projections are reasonably believed to be attainable and reasonably based.

          (v) NO MATERIAL ADVERSE CHANGE. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Fund, whether or not arising in the ordinary course of business (a "Material Adverse Effect"), (B) there have been no transactions entered into by the Fund, other than those in the ordinary course of business, which are material with respect to the Fund, and (C) there has been no dividend or distribution of any kind declared, paid or made by the Fund on any class of its capital shares.

          (vi) GOOD STANDING OF THE FUND. The Fund has been duly organized and is validly existing as an unincorporated voluntary association in good standing under the laws of The Commonwealth of Massachusetts and has power and authority to own and lease its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under this Agreement; and the Fund is duly qualified to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

          (vii)    NO SUBSIDIARIES. The Fund has no subsidiaries.

          (viii) INVESTMENT COMPANY STATUS. The Fund is duly registered with the Commission under the 1940 Act as a closed-end diversified management investment company, and no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or, to the knowledge of the Fund or either of the Advisors, threatened by the Commission.

          (ix) OFFICERS AND TRUSTEES. No person is serving or acting as an officer, trustee or investment adviser of the Fund except in accordance with the provisions of the 1940 Act and the Rules and Regulations and the Investment Advisers Act of 1940, as amended (the "Advisers

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     Act"), and the rules and regulations of the Commission promulgated under the Advisers Act (the "Advisers Act Rules and Regulations"). Except as disclosed in the Registration Statement and the Prospectus (or any amendment or supplement to either of them), no trustee of the Fund is (A) an "interested person" (as defined in the 1940 Act) of the Fund or (B) an "affiliated person" (as defined in the 1940 Act) of any Underwriter. For purposes of this Section 1(a)(ix), the Fund and each of the Advisors shall be entitled to rely on representations from such officers and trustees.

          (x) CAPITALIZATION. The authorized, issued and outstanding shares of beneficial interest of the Fund are as set forth in the Prospectus. All issued and outstanding common shares of beneficial interest of the Fund have been duly authorized and validly issued and are fully paid and non-assessable (except as described in the Registration Statement) and have been offered and sold or exchanged by the Fund in compliance with all applicable laws (including, without limitation, federal and state securities laws); none of the outstanding common shares of beneficial interest of the Fund was issued in violation of the preemptive or other similar rights of any securityholder of the Fund.

          (xi) AUTHORIZATION AND DESCRIPTION OF SECURITIES. The Securities to be purchased by the Underwriters from the Fund have been duly authorized for issuance and sale to the Underwriters pursuant to this Agreement and, when issued and delivered by the Fund pursuant to this Agreement against payment of the consideration set forth herein, will be validly issued and fully paid and non-assessable (except as described in the Registration Statement). In all material respects, the Common Shares conform to all statements relating thereto contained in the Prospectus and such description conforms to the rights set forth in the instruments defining the same, to the extent such rights are set forth; no holder of the Securities will be subject to personal liability by reason of being such a holder (except as described in the Registration Statement); and the issuance of the Securities is not subject to the preemptive or other similar rights of any securityholder of the Fund (other than the right of WAM to purchase securities as set forth in Section 2 hereof).

          (xii) ABSENCE OF DEFAULTS AND CONFLICTS. The Fund is not in violation of its agreement and declaration of trust or by-laws, each as amended from time to time, or in default in the performance or observance of any obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or other agreement or instrument to which it is a party or by which it may be bound, or to which any of the property or assets of the Fund is subject (collectively, "Agreements and Instruments") except for such violations or defaults that would not result in a Material Adverse Effect; and the execution, delivery and performance of this Agreement, the Investment Management Agreement, the Investment Advisory Agreement, the Administrative Services Agreement, the Custodian Agreement and the Transfer Agency and Service Agreement referred to in the Registration Statement (as used herein, the "Management Agreement," the "Advisory Agreement," the "Administrative Services Agreement," the "Custodian Agreement" and the "Transfer Agency Agreement," respectively) and the consummation of the transactions contemplated herein and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Fund with its obligations hereunder have been duly authorized by all necessary corporate action and do not and will not, whether with or without the giving of notice or passage of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined below) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Fund pursuant to, the Agreements and Instruments (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not result in a Material Adverse Effect), nor will such action result in any violation (except

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     for such violations that will not result in a Material Adverse Effect) of the provisions of the agreement and declaration of trust or by-laws of the Fund, each as amended from time to time, or any applicable law, statute, rule, regulation, judgment, order, writ or decree of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Fund or any of its assets, properties or operations, other than State securities or "blue sky" laws applicable in connection with the purchase and distribution of the Securities by the Underwriters pursuant to this Agreement. As used herein, a "Repayment Event" means any event or condition which gives the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder's behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Fund.

          (xiii) ABSENCE OF PROCEEDINGS. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Fund, threatened, against or affecting the Fund, which is required to be disclosed in the Registration Statement (other than as disclosed therein), or which would reasonably be expected to result in a Material Adverse Effect, or which would reasonably be expected to materially and adversely affect the properties or assets of the Fund or the consummation of the transactions contemplated in this Agreement or the performance by the Fund of its obligations hereunder. The aggregate of all pending legal or governmental proceedings to which the Fund is a party or of which any of its property or assets is the subject which are not described in the Registration Statement, including ordinary routine litigation incidental to the business, would not reasonably be expected to result in a Material Adverse Effect.

          (xiv) ACCURACY OF EXHIBITS. There are no material contracts or documents which are required to be described in the Registration Statement or the Prospectus or to be filed as exhibits thereto by the 1933 Act, the 1940 Act or by the Rules and Regulations which have not been so described and filed as required.

          (xv) POSSESSION OF INTELLECTUAL PROPERTY. The Fund owns or possesses, or can acquire on reasonable terms, adequate patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks, trade names or other intellectual property (collectively, "Intellectual Property") necessary to carry on the business now operated by the Fund, and the Fund has not received any notice or is not otherwise aware of any infringement of or conflict with asserted rights of others with respect to any Intellectual Property.

          (xvi) ABSENCE OF FURTHER REQUIREMENTS. No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency is necessary or required for the performance by the Fund of its obligations hereunder, in connection with the offering, issuance or sale of the Securities hereunder or the consummation of the transactions contemplated by this Agreement, except such as have been already obtained or as may be required under the 1933 Act, the 1940 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act"), the rules of the National Association of Securities Dealers, Inc. ("NASD"), the rules of the New York Stock Exchange (the "NYSE") or state securities laws.

          (xvii) POSSESSION OF LICENSES AND PERMITS. The Fund possesses such permits, licenses, approvals, consents and other authorizations (collectively, "Governmental Licenses") issued by the appropriate federal, state, local or foreign regulatory agencies or bodies necessary to operate its properties and to conduct the business as contemplated in the Prospectus, except where the absence of such possession would not result in a Material Adverse Effect; the Fund is in compliance with the terms and conditions of all such Governmental Licenses, except where the

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     failure so to comply would not, singly or in the aggregate, have a Material
     Adverse Effect; all of the Governmental Licenses are valid and in full force and effect, except when the invalidity of such Governmental Licenses or the failure of such Governmental Licenses to be in full force and effect would not have a Material Adverse Effect; and the Fund has not received any notice of proceedings relating to the revocation or modification of any such Governmental Licenses which, singly or in the aggregate, if the subject of an unfavorable decision, ruling or finding, would result in a Material Adverse Effect.

          (xviii) ADVERTISEMENTS. Any advertising, sales literature or other promotional material (including "prospectus wrappers," "broker kits," "road show slides" and "road show scripts") authorized in writing by or prepared by the Fund or the Advisors used in connection with the public offering of the Securities (collectively, "sales material") does not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading. Moreover, all sales material complied and will comply in all material respects with the applicable requirements of the 1933 Act, the 1940 Act and the Rules and Regulations and the rules and interpretations of the NASD.

          (xix) SUBCHAPTER M. The Fund intends to direct the investment of the proceeds of the offering described in the Registration Statement in such a manner as to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended ("Subchapter M of the Code" and the "Code," respectively), and intends to qualify as a regulated investment company under Subchapter M of the Code.

          (xx) DISTRIBUTION OF OFFERING MATERIALS. The Fund has not distributed and, prior to the later to occur of (A) the Closing Time and
     (B) completion of the distribution of the Common Shares, will not distribute any offering material in connection with the offering and sale of the Common Shares other than the Registration Statement, a preliminary prospectus, the Prospectus or the sales materials.

          (xxi) ACCOUNTING CONTROLS. The Fund maintains a system of internal accounting controls sufficient to provide reasonable assurances that (A) transactions are executed in accordance with management's general or specific authorization and with the applicable requirements of the 1940 Act, the Rules and Regulations and the Code; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets and to maintain compliance with the books and records requirements under the 1940 Act and the Rules and Regulations; (C) access to assets is permitted only in accordance with the management's general or specific authorization; and (D) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          (xxii) ABSENCE OF UNDISCLOSED PAYMENTS. To the Fund's knowledge, neither the Fund nor any employee or agent of the Fund has made any payment of funds of the Fund or received or retained any funds, which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

          (xxiii) MATERIAL AGREEMENTS. This Agreement, the Management Agreement, the Advisory Agreement, the Administrative Services Agreement, the Custodian Agreement and the Transfer Agency Agreement have each been duly authorized by all requisite action on the part of the Fund, executed and delivered by the Fund, as of the dates noted therein and each complies with all applicable provisions of the 1940 Act in all material respects. Assuming due authorization, execution and delivery by the other parties thereto, each such Agreement constitutes a valid and binding agreement of the Fund, enforceable in accordance with its terms,

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     except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing and except as rights to indemnity or contribution thereunder may be limited by federal or state laws.

          (xxiv) REGISTRATION RIGHTS. There are no persons with registration rights or other similar rights to have any securities of the Fund registered pursuant to the Registration Statement or otherwise registered by the Fund under the 1933 Act.

          (xxv) NYSE LISTING. The Securities have been duly authorized for listing, upon notice of issuance, on the NYSE and the Fund's registration statement on Form 8-A under the 1934 Act has become effective.

     (b) REPRESENTATIONS AND WARRANTIES BY THE INVESTMENT MANAGER. The Investment Manager represents and warrants to each Underwriter, and in the case of paragraph (iii) also represents to the Fund, as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof as follows:

          (i) GOOD STANDING OF THE INVESTMENT MANAGER. The Investment Manager has been duly organized and is validly existing and in good standing as a corporation under the laws of the State of California with full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and the Investment Manager is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, except to the extent that failure to be so qualified and in good standing would not have a Material Adverse Effect on the Investment Manager's ability to provide services to the Fund.

          (ii) INVESTMENT ADVISOR STATUS. The Investment Manager is duly registered with the Commission as an investment adviser under the Advisers Act, and is not prohibited by the Advisers Act or the 1940 Act, or the rules and regulations under such acts, from acting under the Management Agreement for the Fund as contemplated by the Prospectus.

          (iii) DESCRIPTION OF THE INVESTMENT MANAGER. The description of the Investment Manager in the Registration Statement and the Prospectus (and any amendment or supplement to either of them) complied and comply in all material respects with the provisions of the 1933 Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and is true and correct and does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (iv) CAPITALIZATION. The Investment Manager has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Prospectus, this Agreement and under the Management Agreement.

          (v) AUTHORIZATION OF AGREEMENTS; ABSENCE OF DEFAULTS AND CONFLICTS. Each of this Agreement and the Management Agreement has each been duly authorized, executed and delivered by the Investment Manager, and, assuming due authorization, execution and delivery by the other parties thereto, such Agreements constitute valid and binding obligations of the Investment Manager, enforceable in accordance with their respective terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing and except as rights to indemnity and contribution thereunder may be limited by federal

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     and state law; and neither the execution and delivery of this Agreement or the Management Agreement nor the performance by the Investment Manager of its obligations hereunder or thereunder will conflict with, or result in a breach of any of the terms and provisions of, or constitute, with or without the giving of notice or lapse of time or both, a default under, any agreement or instrument to which the Investment Manager is a party or by which it is bound, the organizational documents of the Investment Manager, or to the Investment Manager's knowledge, any law, order, decree, rule or regulation applicable to it of any jurisdiction, court, federal or state regulatory body, administrative agency or other governmental body, stock exchange or securities association having jurisdiction over the Investment Manager or its properties or operations, except where such breach would not have a Material Adverse Effect on the Investment Manager's ability to perform the services contemplated by this Agreement or the Management Agreement; and no consent, approval, authorization or order of any court or governmental authority or agency is required for the consummation by the Investment Manager of the transactions contemplated by this Agreement or the Management Agreement, except as have been obtained or may be required under the 1933 Act, the 1940 Act, the 1934 Act, NYSE or state securities laws.

          (vi) NO MATERIAL ADVERSE CHANGE. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, there has not occurred any event which should reasonably be expected to have a material adverse effect on the ability of the Investment Manager to perform its obligations under this Agreement and the Management Agreement.

          (vii) ABSENCE OF PROCEEDINGS. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Investment Manager, threatened against or affecting either the Investment Manager or any parent or subsidiary of the Investment Manager or any partners, directors, officers or employees of the foregoing, whether or not arising in the ordinary course of business, which might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, or earnings, business affairs or business prospects of the Investment Manager, to materially and adversely affect the properties or assets of the Investment Manager or to materially impair or adversely affect the ability of the Investment Manager to function as an investment adviser or perform its obligations under the Management Agreement, or which is required to be disclosed in the Registration Statement and the Prospectus (and has not been so disclosed).

          (viii) ABSENCE OF VIOLATION OR DEFAULT. The Investment Manager is not in violation of its organizational documents or in default under any agreement, indenture or instrument, where such violation or default would reasonably be expected to have a Material Adverse Effect on the ability of the Investment Manager to function as an investment adviser or perform its obligations under the Management Agreement.

     (c) REPRESENTATIONS AND WARRANTIES BY THE INVESTMENT ADVISOR. The Investment Advisor represents and warrants to each Underwriter, and in the case of paragraph (iii) also represents to the Fund, as of the date hereof, as of the Closing Time referred to in Section 2(c) hereof, and as of each Date of Delivery (if any) referred to in Section 2(b) hereof as follows:

          (i) GOOD STANDING OF THE INVESTMENT ADVISOR. The Investment Advisor has been duly organized and is validly existing and in good standing as a limited liability company under the laws of Delaware with full limited liability company power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and the Investment Advisor is duly qualified as a foreign limited liability company to transact business and is in good standing in each other jurisdiction in which such qualification is required, except to the extent that failure to be so qualified and in good standing would not have a Material Adverse Effect on the Investment Advisor's ability to provide services to the Fund.

          (ii) INVESTMENT ADVISOR STATUS. The Investment Advisor is duly registered with the Commission as an investment adviser under the Advisers Act, and is not prohibited by the Advisers Act or the 1940 Act, or the rules and regulations under such acts, from acting under the Management Agreement and the Advisory Agreement for the Fund as contemplated by the Prospectus.

          (iii) DESCRIPTION OF THE INVESTMENT ADVISOR. The description of the Investment Advisor in the Registration Statement and the Prospectus (and any amendment or supplement to either of them) complied and comply in all material respects with the provisions of the 1933 Act, the 1940 Act, the Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations and does not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

          (iv) CAPITALIZATION. The Investment Advisor has the financial resources available to it necessary for the performance of its services and obligations as contemplated in the Prospectus, this Agreement and under the Management Agreement and the Advisory Agreement.

          (v) AUTHORIZATION OF AGREEMENTS; ABSENCE OF DEFAULTS AND CONFLICTS. Each of this Agreement, the Management Agreement and the Advisory Agreement has each been duly authorized, executed and delivered by the Investment Advisor, and, assuming due authorization, execution and delivery by the other parties thereto, such Agreements constitute valid and binding obligations of the Investment Advisor, enforceable in accordance with their respective terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing and except as rights to indemnity and contribution thereunder may be limited by federal and state law; and neither the execution and delivery of this Agreement, the Management Agreement or the Advisory Agreement nor the performance by the Investment Advisor of its obligations hereunder or thereunder will conflict with, or result in a breach of any of the terms and provisions of, or constitute, with or without the giving of notice or lapse of time or both, a default under, any agreement or instrument to which the Investment Advisor is a party or by which it is bound, the limited liability company agreement of the Investment Advisor, or to the Investment Advisor's knowledge, any law, order, decree, rule or regulation applicable to it of any jurisdiction, court, federal or state regulatory body, administrative agency or other governmental body, stock exchange or securities association having jurisdiction over the Investment Advisor or its properties or operations, except where such breach would not have a Material Adverse Effect on the Investment Advisor's ability to perform the services contemplated by this Agreement, the Management Agreement or the Advisory Agreement; and no consent, approval, authorization or order of any court or governmental authority or agency is required for the consummation by the Investment Advisor of the transactions contemplated by this Agreement, the Management Agreement or the Advisory Agreement, except as have been obtained or may be required under the 1933 Act, the 1940 Act, the 1934 Act, NYSE or state securities laws.

          (vi) NO MATERIAL ADVERSE CHANGE. Since the respective dates as of which information is given in the Registration Statement and the Prospectus, except as otherwise stated therein, there has not occurred any event which would reasonably be expected to have a material adverse effect on the ability of the Investment Advisor to perform its obligations under this Agreement, the Management Agreement and the Advisory Agreement.

          (vii) ABSENCE OF PROCEEDINGS. There is no action, suit, proceeding, inquiry or investigation before or brought by any court or governmental agency or body, domestic or foreign, now pending, or, to the knowledge of the Investment Advisor, threatened against or affecting either the Investment Advisor or any parent or subsidiary of the Investment Advisor or any partners, directors, officers or employees of the foregoing, whether or not arising in the ordinary course of business, which might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, or earnings, business affairs or business prospects of the Investment Advisor, to materially and adversely affect the properties or assets of the Investment Advisor or to materially impair or adversely affect the ability of the Investment Advisor to function as an investment adviser or perform its obligations under the Management Agreement or the Advisory Agreement, or which is required to be disclosed in the Registration Statement and the Prospectus (and has not been so disclosed).

          (viii) ABSENCE OF VIOLATION OR DEFAULT. The Investment Advisor is not in violation of its limited liability company agreement or in default under any agreement, indenture or instrument, where such violation or default would reasonably be expected to have a Material Adverse Effect on the ability of the Investment Advisor to perform its obligations under the Management Agreement or the Advisory Agreement.

     (d) OFFICER'S CERTIFICATES. Any certificate signed by any officer of the Fund or any Advisor delivered to the Representatives or to counsel for the Underwriters shall be deemed a representation and warranty by the Fund or such Advisor, as the case may be, to each Underwriter as to the matters covered thereby.

     SECTION 2.    Sale and Delivery to Underwriters; Closing.

     (a) INITIAL SECURITIES. On the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Fund agrees to sell to each Underwriter, severally and not jointly, and each Underwriter, severally and not jointly, agrees to purchase from the Fund, at the price per share set forth in SCHEDULE B, the number of Initial Securities set forth in SCHEDULE A opposite the name of such Underwriter, plus any additional number of Initial Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

     (b) OPTION SECURITIES. In addition, on the basis of the representations and warranties herein contained and subject to the terms and conditions herein set forth, the Fund hereby grants an option to the Underwriters, severally and not jointly, to purchase up to an additional [ ] Common Shares in the aggregate at the price per share set forth in SCHEDULE B, less an amount per share equal to any dividends or distributions declared by the Fund and payable on the Initial Securities but not payable on the Option Securities. The option hereby granted will expire 45 days after the date hereof and may be exercised in whole or in part from time to time only for the purpose of covering overallotments which may be made in connection with the offering and distribution of the Initial Securities upon written notice by the Representatives to the Fund setting forth the number of Option Securities as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Securities. Any such time and date of delivery (a "Date of Delivery") shall be determined by the Representatives, but shall not be earlier than the third day after the date on which the option is being exercised nor later than seven full business days after the exercise of said option, nor in any event prior to the Closing Time, as hereinafter defined. If the option is exercised as to all or any portion of the Option Securities, each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Securities then being purchased which the number of Initial Securities set forth in SCHEDULE A opposite the name of such Underwriter bears to the total number of Initial Securities, subject in each case to such adjustments as Merrill Lynch in its discretion shall make to eliminate any sales or purchases of a fractional number of Option Securities plus any additional number of Option Securities which such Underwriter may become obligated to purchase pursuant to the provisions of Section 10 hereof.

     The Fund also agrees, subject to all the terms and conditions set forth herein, to sell to WAM, and, upon the basis of the representations, warranties and agreements of the Fund herein contained and subject to all the terms and conditions set forth herein, WAM shall have the right to purchase from the Fund, at the same purchase price per share as the Underwriters shall pay for the Option Securities, up to an aggregate of 6,981 Securities (the "WAM Securities").

     (c) PAYMENT. Payment of the purchase price for, and delivery of certificates for, the Initial Securities shall be made at the offices of Clifford Chance US LLP, 200 Park Avenue, New York, New York 10166, or at such other place as shall be agreed upon by the Representatives and the Fund, at 10:00 A.M. (Eastern time) on the third (fourth, if the pricing occurs after 4:30 P.M. (Eastern time) on any given day) business day after the date hereof (unless postponed in accordance with the provisions of Section 10), or such other time not later than ten business days after such date as shall be agreed upon by the Representatives and the Fund (such time and date of payment and delivery being herein called "Closing Time").

     In addition, in the event that any or all of the Option Securities are purchased by the Underwriters, payment of the purchase price for, and delivery of certificates for, such Option Securities shall be made at the above-mentioned offices, or at such other place as shall be agreed upon by the Representatives and the Fund, on each Date of Delivery as specified in the notice from the Representatives to the Fund.

     Payment shall be made to the Fund by wire transfer of immediately available funds to a bank account designated by the Fund, against delivery to the Representatives for the respective accounts of the Underwriters of certificates for the Securities to be purchased by them. It is understood that each Underwriter has authorized the Representatives, for its account, to accept delivery of, receipt for, and make payment of the purchase price for, the Initial Securities and the Option Securities, if any, which it has agreed to purchase. Merrill Lynch, individually and not as representative of the Underwriters, may (but shall not be obligated to) make payment of the purchase price for the Initial Securities or the Option Securities, if any, to be purchased by any Underwriter whose funds have not been received by the Closing Time or the relevant Date of Delivery, as the case may be, but such payment shall not relieve such Underwriter from its obligations hereunder.

     The place and time of closing for the WAM Securities shall be as agreed upon by WAM and the Fund, except that the date of such closing for the WAM Securities shall in no event be earlier than the relevant Date of Delivery.

     (d) DENOMINATIONS; REGISTRATION. Certificates for the Initial Securities and the Option Securities, if any, shall be in such denominations and registered in such names as the Representatives may request in writing at least one full business day before the Closing Time or the relevant Date of Delivery, as the case may be. The certificates for the Initial Securities and the Option Securities, if any, will be made available for examination and packaging by the Representatives in the City of New York not later than 10:00 A.M. (Eastern time) on the business day prior to the Closing Time or the relevant Date of Delivery, as the case may be.

     SECTION 3.    Covenants.

     (a) The Fund and the Advisors, jointly and severally, covenant with each Underwriter as follows:

          (i) COMPLIANCE WITH SECURITIES REGULATIONS AND COMMISSION REQUESTS. For a period of one year from the date hereof, the Fund, subject to Section 3(a)(ii), will comply with the requirements of Rule 430A or Rule 434, as applicable, and will notify the Representatives immediately, and confirm the notice in writing, (i) when any post-effective amendment to the Registration Statement shall become effective, or any supplement to the Prospectus or any amended Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request by the Commission for any amendment to the Registration Statement or any amendment or supplement to the Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the Securities for offering or sale in any jurisdiction, or of the initiation or, to the knowledge of the Fund, threatening of any proceedings for any of such purposes. The Fund will promptly effect the filings necessary pursuant to Rule 497 and will take such steps as it deems necessary to ascertain promptly whether the form of prospectus transmitted for filing under Rule 497 was received for filing by the Commission and, in the event that it was not, it will promptly file such prospectus. The Fund will make every reasonable effort to prevent the issuance of any stop order, or order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act, and, if any such stop order or order of suspension or revocation of registration is issued, to obtain the lifting thereof at the earliest possible moment.

          (ii) FILING OF AMENDMENTS. For a period of one year from the date hereof, the Fund will give the Representatives notice of its intention to file or prepare any amendment to the Registration Statement (including any filing under Rule 462(b)), any Term Sheet or any amendment, supplement or revision to either the prospectus included in the Registration Statement at the time it became effective or to the Prospectus, will furnish the Representatives with copies of any such documents a reasonable amount of time prior to such proposed filing or use, as the case may be, and will not file or use any such document to which the Representatives or counsel for the Underwriters shall reasonably object.

          (iii) DELIVERY OF REGISTRATION STATEMENTS. The Fund has furnished or will deliver to the Representatives, without charge, a signed copy of the Registration Statement as originally filed and of each amendment thereto (including exhibits filed therewith or incorporated by reference therein) and a signed copy of all consents and certificates of experts, and will also deliver to the Representatives, without charge, a conformed copy of the Registration Statement as originally filed and of each amendment thereto (without exhibits) for each of the Underwriters. The copies of the Registration Statement and each amendment thereto furnished to the Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T. No copy of a post-effective amendment shall be required to be delivered after one year from the date hereof.

          (iv) DELIVERY OF PROSPECTUSES. The Fund has delivered to each Underwriter, without charge, as many copies of each preliminary prospectus as such Underwriter reasonably requested, and the Fund hereby consents to the use of such copies for purposes permitted by the 1933 Act. The Fund will furnish to each Underwriter, without charge, during the period when the Prospectus is required to be delivered by an Underwriter or dealer under the 1933 Act, such number of copies of the Prospectus (as amended or supplemented) as such Underwriter may reasonably request. The Prospectus and any amendments or supplements thereto furnished to the

     Underwriters will be identical to the electronically transmitted copies thereof filed with the Commission pursuant to EDGAR, except to the extent permitted by Regulation S-T.

          (v) CONTINUED COMPLIANCE WITH SECURITIES LAWS. If at any time when the Prospectus (as amended or supplemented) is required by the 1933 Act to be delivered in connection with sales of the Securities, any event shall occur or condition shall exist as a result of which it is necessary, in the reasonable opinion of counsel for the Underwriters or for the Fund, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus will not include any untrue statements of a material fact or omit to state a material fact necessary in order to make the statements therein not misleading in the light of the circumstances existing at the time it is delivered to a purchaser, or if it shall be necessary, in the reasonable opinion of such counsel, at any such time to amend the Registration Statement or amend or supplement the Prospectus in order to comply with the requirements of the 1933 Act or the Rules and Regulations, the Fund will promptly prepare and file with the Commission, subject to Section 3(a)(ii), such amendment or supplement as may be necessary to correct such statement or omission or to make the Registration Statement or the Prospectus comply with such requirements, and the Fund will furnish to the Underwriters such number of copies of such amendment or supplement as the Underwriters may reasonably request; provided that, if the supplement or amendment is required exclusively as a result of a misstatement in or omission from the information provided to the Fund in writing by the Underwriters expressly for use in the Prospectus, the Fund may deliver such supplement or amendment to the Underwriters and dealers at a reasonable charge not to exceed the actual cost thereof to the Fund.

          (vi) BLUE SKY QUALIFICATIONS. The Fund will use its best efforts, in cooperation with the Underwriters, to qualify the Securities for offering and sale under the applicable securities laws of such states and other jurisdictions of the United States as the Representatives may designate (if qualification is required under applicable law) and to maintain such qualifications in effect for a period of not less than one year from the later of the effective date of the Registration Statement and any Rule 462(b) Registration Statement; provided, however, that the Fund shall not be obligated to file any general consent to service of process or to qualify as a foreign business trust or as a dealer in securities in any jurisdiction in which it is not so qualified or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise so subject. In each jurisdiction in which the Securities have been so qualified, the Fund will file such statements and reports as may be required by the laws of such jurisdiction to continue such qualification in effect for a period of not less than one year from the effective date of the Registration Statement and any Rule 462(b) Registration Statement.

          (vii) RULE 158. The Fund will make generally available to its securityholders as soon as practicable an earnings statement, if applicable, for the purposes of, and to provide the benefits contemplated by, the last paragraph of Section 11(a) of the 1933 Act.

          (viii) USE OF PROCEEDS. The Fund will use the net proceeds received by it from the sale of the Securities substantially in the manner specified in the Prospectus under "Use of Proceeds".

          (ix) LISTING. The Fund will use its reasonable best efforts to cause the Securities to be duly authorized for listing by the NYSE, subject to notice of issuance, prior to the date the Securities are issued.

          (x)      RESTRICTION ON SALE OF SECURITIES. During a period of
     180 days from the date of the Prospectus, the Fund will not, without the prior written consent of Merrill Lynch, (A) directly or indirectly, offer, pledge, sell, contract to sell, sell any option, rights or warrant to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of Common Shares or any securities convertible into or exercisable or exchangeable for Common Shares or file any registration statement under the 1933 Act with respect to any of the foregoing or (B) enter into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Shares, whether any such swap or transaction described in clause (A) or (B) above is to be settled by delivery of Common Shares or such other securities, in cash or otherwise. The foregoing sentence shall not apply to
     (1) the Securities to be sold hereunder (including the WAM Securities) or
     (2) Common Shares issued or, for avoidance of doubt, purchased in the open market pursuant to any dividend reinvestment plan.

          (xi) REPORTING REQUIREMENTS. The Fund, during the period when the Prospectus is required to be delivered under the 1933 Act, will file all documents required to be filed with the Commission pursuant to the 1940 Act and the 1934 Act within the time periods required by the 1940 Act and the Rules and Regulations and the 1934 Act and the rules and regulations of the Commission thereunder, respectively.

          (xii) SUBCHAPTER M. The Fund will use its best efforts to comply with the requirements of Subchapter M of the Code to qualify as a regulated investment company under the Code.

          (xiii)   NO MANIPULATION OF MARKET FOR SECURITIES. The Fund will not
     (a) take, directly or indirectly, any action designed to cause or to result in, or that might reasonably be expected to constitute, the stabilization or manipulation of the price of any security of the Fund to facilitate the sale or resale of the Securities in violation of federal or state securities laws, and (b) except for share repurchases permitted in accordance with applicable laws and purchases of Securities in the open market pursuant to the Fund's dividend reinvestment plan, until the Closing Date, or the Date of Delivery, if any, (i) sell, bid for or purchase the Securities or pay any person any compensation for soliciting purchases of the Securities or (ii) pay or agree to pay to any person any compensation for soliciting another to purchase any other securities of the Fund.

          (xiv) RULE 462(b) REGISTRATION STATEMENT. If the Fund elects to rely upon Rule 462(b), the Fund shall file a Rule 462(b) Registration Statement with the Commission in compliance with Rule 462(b) by 10:00 P.M., Washington, D.C. time, on the date of this Agreement, or as soon thereafter as practicable, and the Fund shall at the time of filing either pay to the Commission the filing fee for the Rule 462(b) Registration Statement or give irrevocable instructions for the payment of such fee pursuant to Rule 111(b) under the 1933 Act.

     SECTION 4.    Payment of Expenses.

     (a) EXPENSES. The Fund will pay all expenses incident to the performance of its obligations under this Agreement, including (i) the preparation, printing and filing of the Registration Statement (including financial statements and exhibits) as originally filed and of each amendment thereto, (ii) the reasonable costs of the preparation, printing and delivery to the Underwriters of this Agreement, any Agreement among Underwriters and such other documents as may be required in connection with the offering, purchase, sale, issuance or delivery of the Securities, (iii) the preparation, issuance and delivery of the certificates for the Securities to the Underwriters, including any stock or other transfer taxes and any stamp or other duties payable upon the sale, issuance or delivery of the Securities to the Underwriters, (iv) the fees and disbursements of the Fund's counsel, accountants and other advisors, (v) the qualification of the Securities under securities laws in accordance with the provisions of Section 3(a)(vi) hereof, including filing fees and the reasonable fees and disbursements of counsel for the Underwriters in connection therewith and in connection with the preparation of the Blue Sky survey and any supplement thereto, (vi) the printing and delivery to the Underwriters of copies of each preliminary prospectus, Prospectus and any amendments or supplements thereto,
(vii) the preparation, printing and delivery to the Underwriters of copies of the Blue Sky Survey and any supplement thereto, (viii) the fees and expenses of any transfer agent or registrar for the Securities, (ix) the filing fees incident to, and the reasonable fees and disbursements of counsel to the Underwriters in connection with, the review by the NASD of the terms of the sale of the Securities, (x) the fees and expenses incurred in connection with the listing of the Securities on the NYSE and (xi) the printing of any sales material. Also, the Fund shall pay the Underwriters $.005 per common share purchased hereunder as partial reimbursement of expenses incurred in connection with the offering. The amount paid by the Fund as this partial reimbursement to the Underwriters will not exceed .03333% of the total price to the public of the Common Shares sold in this offering. The Advisors, in each of their capacities as a party to an Expense Reimbursement and Underwriter Participation Agreement among Claymore Securities, Inc., the Fund, Claymore & WAM, have agreed to pay the Fund's offering expenses (other than sales load, but including a $.005 per common share reimbursement of expenses to the underwriters) and the Fund's organizational expenses. To the extent that the preceding sentence is inconsistent with any provision of the Expense Reimbursement and Underwriter Participation Agreement, the applicable provision of the Expense
Reimbursement and Underwriter Participation Agreement shall control.

     (b) TERMINATION OF AGREEMENT. If this Agreement is terminated by the Representatives in accordance with the provisions of Section 5 or Section 9(a)(i) hereof, the Fund and each of the Advisors, jointly and severally, agree that they shall reimburse the Underwriters for all of their out-of-pocket expenses, including the reasonable fees and disbursements of counsel for the Underwriters.

     SECTION 5.    Conditions of Underwriters' Obligations.

     The obligations of the several Underwriters hereunder are subject to the accuracy of the representations and warranties of the Fund and the Advisors contained in Section 1 hereof or in certificates of any officer of the Fund or the Advisors delivered pursuant to the provisions hereof, to the performance by the Fund and the Advisors of their respective covenants and other obligations hereunder, and to the following further conditions:

     (a) EFFECTIVENESS OF REGISTRATION STATEMENT. The Registration Statement, including any Rule 462(b) Registration Statement, has become effective or will have become effective by 5:30 p.m., New York City time on the date hereof, and at Closing Time no stop order suspending the effectiveness of the Registration Statement shall have been issued under the 1933 Act, no notice or order pursuant to Section 8(e) of the 1940 Act shall have been issued, and no proceedings with respect to either shall have been initiated or, to the knowledge of counsel to the Underwriters and counsel to the Fund, threatened by the Commission, and any request on the part of the Commission for additional information shall have been complied with or waived to the reasonable satisfaction of counsel to the Underwriters. A prospectus containing the Rule 430A Information shall have been filed with the Commission in accordance with Rule 497 (or a post-effective amendment providing such information shall have been filed and declared effective in accordance with the requirements of Rule 430A or a certificate must have been filed in accordance with Rule 497(j)) or, if the Fund has elected to rely upon Rule 434, a Term Sheet shall have been filed with the Commission in accordance with Rule 497.

     (b) OPINION OF COUNSEL FOR FUND AND THE ADVISORS. At Closing Time, the Representatives shall have received the favorable opinions, dated as of Closing Time, of counsel for the Fund and the Advisors, together with signed or reproduced copies of such letters for each of the other Underwriters substantially to the effect set forth in EXHIBIT A hereto or in such other forms and substance reasonably satisfactory to counsel to the Underwriters. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Fund or the Advisors and certificates of public officials.

     (c) OPINION OF COUNSEL FOR UNDERWRITERS. At Closing Time, the Representatives shall have received the favorable opinion, dated as of Closing Time, of Clifford Chance US LLP, counsel for the Underwriters, together with signed or reproduced copies of such letter for each of the other Underwriters with respect to the matters set forth in [clauses (A) (i), (ii), (vi), (vii) (solely as to preemptive or other similar rights arising by operation of law or under the charter or by-laws of the Fund), (viii) through (x), inclusive, (xii),
(xiv) (solely as to the information in the Prospectus under "Description of Shares") and the last paragraph of EXHIBIT A hereto]. In giving such opinion such counsel may rely, as to all matters governed by the laws of jurisdictions other than the law of the State of New York and the federal law of the United States, upon the opinions of counsel satisfactory to the Representatives. Such counsel may also state that, insofar as such opinion involves factual matters, they have relied, to the extent they deem proper, upon certificates of officers of the Fund or the Advisors and certificates of public officials.

     (d) OFFICERS' CERTIFICATES. At Closing Time, there shall not have been, since the date hereof or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Fund, whether or not arising in the ordinary course of business, and the Representatives shall have received a certificate of a duly authorized officer of the Fund and of the chief financial or chief accounting officer of the Fund and of the President or a Vice President or Managing Director of each of the Advisors, dated as of Closing Time, to the effect that (i) there has been no such material adverse change, (ii) the representations and warranties in Sections 1(a), (b) and (c) hereof, as applicable, are true and correct with the same force and effect as though expressly made at and as of Closing Time, (iii) each of the Fund and the Advisors, respectively, has complied with all agreements and satisfied all conditions on its part to be performed or satisfied pursuant to this Agreement at or prior to Closing Time, (iv) with respect to each Advisor only, there has been no material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of such Advisor, whether or not arising in the ordinary course of business and (v) with respect to the Fund only, no stop order suspending the effectiveness of the Registration Statement, or order of suspension or revocation of registration pursuant to Section 8(e) of the 1940 Act, has been issued and no proceedings for any such purpose have been instituted or, to the best of their knowledge, are pending or are contemplated by the Commission.

     (e) ACCOUNTANT'S COMFORT LETTER. At the time of the execution of this Agreement, the Representatives shall have received from PricewaterhouseCoopers LLP a letter dated such date, in form and substance satisfactory to the Representatives, together with signed or reproduced copies of such letter for each of the other Underwriters containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

     (f) BRING-DOWN COMFORT LETTER. At Closing Time, the Representatives shall have received from PricewaterhouseCoopers LLP a letter, dated as of Closing Time, to the effect that they reaffirm the statements made in the letter furnished pursuant to subsection (e) of this Section, except that the specified date referred to shall be a date not more than three business days prior to Closing Time.

     (g) APPROVAL OF LISTING. At Closing Time, the Securities shall have been approved for listing on the NYSE, subject only to official notice of issuance.

     (h) NO OBJECTION. The NASD has confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

     (i) CONDITIONS TO PURCHASE OF OPTION SECURITIES. In the event that the Underwriters exercise their option provided in Section 2(b) hereof to purchase all or any portion of the Option Securities, the representations and warranties of the Fund contained herein and the statements in any certificates furnished by the Fund hereunder shall be true and correct as of each Date of Delivery and, at the relevant Date of Delivery, the Representatives shall have received:

          (i) OFFICERS' CERTIFICATES. Certificates, dated such Date of Delivery, of a duly authorized officer of the Fund and of the chief financial or chief accounting officer of the Fund and of the President or a Vice President or Managing Director of each of the Advisors confirming that the information contained in the certificate delivered by each of them at the Closing Time pursuant to Section 5(d) hereof remains true and correct as of such Date of Delivery.

          (ii) OPINIONS OF COUNSEL FOR THE FUND AND THE ADVISORS. The favorable opinions of counsel for the Fund and the Advisors, in form and substance reasonably satisfactory to counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinions required by Section 5(b) hereof.

          (iii) OPINION OF COUNSEL FOR THE UNDERWRITERS. The favorable opinion of Clifford Chance US LLP, counsel for the Underwriters, dated such Date of Delivery, relating to the Option Securities to be purchased on such Date of Delivery and otherwise to the same effect as the opinion required by Section 5(c) hereof.

          (iv) BRING-DOWN COMFORT LETTER. A letter from PricewaterhouseCoopers LLP, in form and substance satisfactory to the Representatives and dated such Date of Delivery, substantially in the same form and substance as the letter furnished to the Representatives pursuant to Section 5(f) hereof, except that the "specified date" in the letter furnished pursuant to this paragraph shall be a date not more than five days prior to such Date of Delivery.

     (j) ADDITIONAL DOCUMENTS. At Closing Time and at each Date of Delivery, counsel for the Underwriters shall have been furnished with such documents and opinions as they may reasonably require for the purpose of enabling them to pass upon the issuance and sale of the Securities as herein contemplated, or in order to evidence the accuracy of any of the representations or warranties, or the fulfillment of any of the conditions, herein contained; and all proceedings taken by the Fund and the Advisors in connection with the organization and registration of the Fund under the 1940 Act and the issuance and sale of the Securities as herein contemplated shall be reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters.

     (k) TERMINATION OF AGREEMENT. If any condition specified in this Section shall not have been fulfilled when and as required to be fulfilled, this Agreement, or, in the case of any condition to the purchase of Option Securities, on a Date of Delivery which is after the Closing Time, the obligations of the several Underwriters to purchase the relevant Option Securities, may be terminated by the Representatives by notice to the Fund at any time at or prior to Closing Time or such Date of Delivery, as the case may be, and such termination shall be without liability of any party to any other party except as provided in Section 4 and except that Sections 1, 6, 7, 8 and 13 shall survive any such termination and remain in full force and effect.

     SECTION 6.    Indemnification.

     (a) INDEMNIFICATION OF UNDERWRITERS. The Fund and the Advisors, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act, as follows:

          (i) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, arising out of any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or any amendment thereto), including the Rule 430A

     Information and the Rule 434 Information, if applicable, or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein not misleading or arising out of any untrue statement or alleged untrue statement of a material fact included in any preliminary prospectus or the Prospectus (or any amendment or supplement thereto), or the omission or alleged omission therefrom of a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading;

          (ii) against any and all loss, liability, claim, damage and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission; provided that (subject to Section 6(e) below) any such settlement is effected with the written consent of the Fund; and

          (iii) against any and all expense whatsoever, as incurred (including the reasonable fees and disbursements of counsel chosen by Merrill Lynch), reasonably incurred in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission, or any such alleged untrue statement or omission, to the extent that any such expense is not paid under (i) or (ii) above;

provided, however, that this indemnity agreement shall not apply to any loss, liability, claim, damage or expense to the extent arising out of any untrue statement or omission or alleged untrue statement or omission made in reliance upon and in conformity with written information furnished to the Fund or an Advisor by any Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto); provided, further, that the indemnity agreement contained in this Section 6(a) shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such loss, liability, claim, damage and expense purchased the Securities which are the subject thereof if the Prospectus (as amended or supplemented) corrected any such alleged untrue statement or omission and if such Prospectus (as amended or supplemented) was delivered to such Underwriter in a timely manner and if such Underwriter failed to send or give a copy of the Prospectus (as amended or supplemented) to such person at or prior to the written confirmation of the sale of such Securities to such person.

     (b) INDEMNIFICATION OF THE FUND, ADVISORS, TRUSTEES, DIRECTORS, SHAREHOLDERS AND OFFICERS. Each Underwriter severally agrees to indemnify and hold harmless the Fund and each of the Advisors, their respective trustees, directors and shareholders, each of the Fund's officers who signed the Registration Statement, and each person, if any, who controls the Fund or an Advisor within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act against any and all loss, liability, claim, damage and expense described in the indemnity contained in subsection (a) of this Section, as incurred, but only with respect to untrue statements or omissions, or alleged untrue statements or omissions, made in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, if applicable, or any preliminary prospectus or the Prospectus (or any amendment or supplement thereto) in reliance upon and in conformity with written information furnished to the Fund or an Advisor by such Underwriter through Merrill Lynch expressly for use in the Registration Statement (or any amendment thereto), including the Rule 430A Information and the Rule 434 Information, or such preliminary prospectus or the Prospectus (or any amendment or supplement thereto).

     (c) INDEMNIFICATION FOR MARKETING MATERIALS. In addition to the foregoing indemnification, the Fund and the Advisors also, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of
Section 15 of the 1933 Act or Section 20 of the 1934 Act, against any and all loss, liability, claim, damage and expense described in the indemnity contained in Section 6(a), as limited by the provisos set forth therein, with respect to any sales material (to the same extent as with respect to any preliminary prospectus or the Prospectus).

     (d) ACTIONS AGAINST PARTIES; NOTIFICATION. Each indemnified party shall give notice as promptly as reasonably practicable to each indemnifying party of any action commenced against it in respect of which indemnity may be sought hereunder, but failure to so notify an indemnifying party shall not relieve such indemnifying party from any liability hereunder to the extent it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability which it may have otherwise than on account of this indemnity agreement. In the case of parties indemnified pursuant to Section 6(a) above, counsel to the indemnified parties shall be selected by Merrill Lynch, and, in the case of parties indemnified pursuant to Section 6(b) above, counsel to the indemnified parties shall be selected by the Fund and the Advisors. An indemnifying party may participate at its own expense in the defense of any such action; provided, however, that counsel to the indemnifying party shall not (except with the consent of the indemnified party) also be counsel to the indemnified party. In no event shall the indemnifying parties be liable for fees and expenses of more than one counsel (in addition to any local counsel) separate from their own counsel for all indemnified parties in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could be sought under this
Section 6 or Section 7 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party from all liability arising out of such litigation, investigation, proceeding or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

     (e) SETTLEMENT WITHOUT CONSENT IF FAILURE TO REIMBURSE. If at any time an indemnified party shall have requested an indemnifying party to reimburse the indemnified party for reasonable fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated by Section 6(a)(ii) (through, if applicable, the provisions of Section 6(b)) effected without its written consent if (i) such settlement is entered into more than 60 days after receipt by such indemnifying party of the aforesaid request, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

     SECTION 7.    Contribution.

     If the indemnification provided for in Section 6 hereof is for any reason unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, liabilities, claims, damages or expenses referred to therein, then, in lieu of indemnifying such indemnified party, each indemnifying party shall contribute to the aggregate amount of such losses, liabilities, claims, damages and expenses incurred by such indemnified party, as incurred, (i) in such proportion as is appropriate to reflect the relative benefits received by the Fund or the Advisors on the one hand and the Underwriters on the other hand from the offering of the Securities pursuant to this Agreement or (ii) if the allocation provided by clause (i) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Fund and the Advisors on the one hand and of the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, liabilities, claims, damages or expenses, as well as any other relevant equitable considerations.

     The relative benefits received by the Fund and the Advisors on the one hand and the Underwriters on the other hand in connection with the offering of the Securities pursuant to this Agreement shall be deemed to be in the same respective proportions as the total net proceeds from the offering of the Securities pursuant to this Agreement (before deducting expenses) received by the Fund and the total underwriting discount received by the Underwriters (whether from the Fund or otherwise), in each case as set forth on the cover of the Prospectus, or, if Rule 434 is used, the corresponding location on the Term Sheet, bear to the aggregate initial public offering price of the Securities as set forth on such cover.

     The relative fault of the Fund and the Advisors on the one hand and the Underwriters on the other hand shall be determined by reference to, among other things, whether any such untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by the Fund or the Advisors or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Fund, the Advisors and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 7 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 7. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 7 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission.

     Notwithstanding the provisions of this Section 7, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of any such untrue or alleged untrue statement or omission or alleged omission.

     No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the 1933 Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

     For purposes of this Section 7, each person, if any, who controls an Underwriter within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as such Underwriter, and each trustee and shareholder of the Fund and each director of an Advisor, respectively, each officer of the Fund who signed the Registration Statement, and each person, if any, who controls the Fund or an Advisor, within the meaning of Section 15 of the 1933 Act or Section 20 of the 1934 Act shall have the same rights to contribution as the Fund and such Advisor, respectively. The Underwriters' respective obligations to contribute pursuant to this Section 7 are several in proportion to the number of Initial Securities set forth opposite their respective names in SCHEDULE A hereto and not joint.

     Any indemnification or contribution by the Fund shall be subject to the requirements and limitations of Section 17(i) of the 1940 Act.

     SECTION 8.    Representations, Warranties and Agreements to Survive
Delivery.

     All representations, warranties and covenants contained in this Agreement or in certificates of officers of the Fund or an Advisor submitted pursuant hereto, shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or controlling person, or by or on behalf of the Fund or an Advisor, and shall survive delivery of the Securities to the Underwriters.

     SECTION 9.    Termination of Agreement.

     (a) TERMINATION; GENERAL. The Representatives may terminate this Agreement, by notice to the Fund, at any time at or prior to Closing Time (i) if there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the condition, financial or otherwise, or in the earnings, business affairs or business prospects of the Fund or an Advisor, whether or not arising in the ordinary course of business, or (ii) if there has occurred any material adverse change in the financial markets in the United States or the international financial markets, any outbreak of hostilities or escalation thereof or other calamity or crisis or any change or development involving a prospective change in national or international political, financial or economic conditions, in each case the effect of which is such as to make it, in the judgment of the Representatives, impracticable or inadvisable to market the Securities or to enforce contracts for the sale of the Securities, or (iii) if trading in the Common Shares of the Fund has been suspended or materially limited by the Commission or the NYSE, or if trading generally on the American Stock Exchange or the NYSE or in the Nasdaq National Market has been suspended or materially limited, or minimum or maximum prices for trading have been fixed, or maximum ranges for prices have been required, by any of said exchanges or by such system or by order of the Commission, the NASD or any other governmental authority, or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, or (iv) if a banking moratorium has been declared by either Federal or New York authorities.

     (b) LIABILITIES. If this Agreement is terminated pursuant to this Section, such termination shall be without liability of any party to any other party except as provided in Section 4 hereof, and provided further that Sections 1, 6, 7, 8 and 13 shall survive such termination and remain in full force and effect.

     SECTION 10.   Default by One or More of the Underwriters.

     If one or more of the Underwriters shall fail at Closing Time or a Date of Delivery to purchase the Securities which it or they are obligated to purchase under this Agreement (the "Defaulted Securities"), the Representatives shall have the right, within 24 hours thereafter, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Defaulted Securities in such amounts as may be agreed upon and upon the terms herein set forth; if, however, the Representatives shall not have completed such arrangements within such 24-hour period, then:

     (a) if the number of Defaulted Securities does not exceed 10% of the number of Securities to be purchased on such date, each of the non-defaulting Underwriters shall be obligated, severally and not jointly, to purchase the full amount thereof in the proportions that their respective underwriting obligations hereunder bear to the underwriting obligations of all non-defaulting Underwriters, or

     (b) if the number of Defaulted Securities exceeds 10% of the number of Securities to be purchased on such date, this Agreement or, with respect to any Date of Delivery which occurs after the Closing Time, the obligation of the Underwriters to purchase and of the Fund to sell the Option Securities to be purchased and sold on such Date of Delivery shall terminate without liability on the part of any non-defaulting Underwriter.

     No action taken pursuant to this Section shall relieve any defaulting Underwriter from liability in respect of its default.

     In the event of any such default which does not result in a termination of this Agreement or, in the case of a Date of Delivery which is after the Closing Time, which does not result in a termination of the obligation of the Underwriters to purchase and the Fund to sell the relevant Option Securities, as the case may be, either the Representatives or the Fund shall have the right to postpone Closing Time or the relevant Date of Delivery, as the case may be, for a period not exceeding seven days in order to effect any required changes in the Registration Statement or Prospectus or in any other documents or arrangements. As used herein, the term "Underwriter" includes any person substituted for an Underwriter under this Section 10.

     SECTION 11.   Tax Disclosure.

     Notwithstanding any other provision of this Agreement, from the commencement of discussions with respect to the transactions contemplated hereby, the Fund and the Advisors (and each employee, representative or other agent of the Fund) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure (as such terms are used in Sections 6011, 6111 and 6112 of the U.S. Code and the Treasury Regulations promulgated thereunder) of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided relating to such tax treatment and tax structure.

     SECTION 12.   Notices.

     All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication. Notices to the Underwriters shall be directed to the Representatives, Merrill Lynch & Co., 4 World Financial Center, New York, New York 10080, attention of Equity Capital Markets; notices to the Fund or WAM shall be directed, as appropriate, to the office of Western Asset Management Company at 385 East Colorado Boulevard, Pasadena, California 91101, Attention:
Gregory B. McShea; and notices to Claymore shall be directed, as appropriate, to the office of Claymore Advisors, LLC at 210 North Hale Street, Wheaton, Illinois 60187, Attention: Nicholas Dalmaso.

     SECTION 13.   Parties.

     This Agreement shall each inure to the benefit of and be binding upon the Underwriters, the Fund, the Advisors and their respective partners and successors. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, firm or corporation, other than the Underwriters, the Fund, the Advisors and their respective successors and the controlling persons and officers, trustees, shareholders and directors referred to in Sections 6 and 7 and their heirs and legal representatives, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the Underwriters, the Fund, the Advisors and their respective partners and successors, and said controlling persons and officers, trustees, shareholders and directors and their heirs and legal representatives, and for the benefit of no other person, firm or corporation. No purchaser of Securities from any Underwriter shall be deemed to be a successor by reason merely of such purchase.

     SECTION 14.   GOVERNING LAW AND TIME.

     THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN SAID STATE. UNLESS OTHERWISE EXPLICITLY PROVIDED, SPECIFIED TIMES OF DAY REFER TO NEW YORK CITY TIME.

     SECTION 15.   Effect of Headings.

     The Article and Section headings herein and the Table of Contents are for convenience only and shall not affect the construction hereof.

     SECTION 16.   Massachusetts Business Trust.

     A copy of the Agreement and Declaration of Trust of the Fund is on file with the Secretary of The Commonwealth of Massachusetts, and notice is hereby given that this Agreement is executed on behalf of the Fund by an officer or trustee of the Fund in his or her capacity as an officer or trustee of the Fund and not individually and that the obligations of or arising out of this instrument are not binding upon any of the trustees, officers or shareholders individually but are binding only upon the assets and property of the Fund.

     If the foregoing is in accordance with your understanding of our agreement, please sign and return to us a counterpart hereof, whereupon this instrument, along with all counterparts, will become a binding agreement among the Underwriters, the Fund and Advisors in accordance with its terms.

                                  Very truly yours,


                                  Western Asset/Claymore U.S. Treasury Inflation
                                      Protected Securities Fund 2


                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  Western Asset Management Company

                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:

                                  Claymore Advisors, LLC


                                  By:
                                     ------------------------------------------
                                     Name:
                                     Title:

CONFIRMED AND ACCEPTED,
  as of the date first above written:

MERRILL LYNCH & CO.
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
LEGG MASON WOOD WALKER, INCORPORATED
A.G. EDWARDS & SONS, INC.
OPPENHEIMER & CO. INC.
RBC DAIN RAUSCHER INC.
WELLS FARGO SECURITIES, LLC
ADVEST, INC.
BB&T CAPITAL MARKETS, A DIVISION OF SCOTT & STRINGFELLOW, INC.
ROBERT W. BAIRD & CO. INCORPORATED
FERRIS, BAKER WATTS, INCORPORATED
J.J.B. HILLIARD, W.L. LYONS, INC.
JANNEY MONTGOMERY SCOTT LLC
MCDONALD INVESTMENTS INC., A KEYCORP COMPANY
QUICK & REILLY, INC.
RYAN BECK & CO., INC.
WEDBUSH MORGAN SECURITIES INC.
CLAYMORE SECURITIES, INC.

By: Merrill Lynch, Pierce, Fenner & Smith Incorporated

By:
   ----------------------------------------
   Authorized Signatory

For themselves and as Representatives of the other Underwriters named in SCHEDULE A hereto.

                                   SCHEDULE A

                                                                            NUMBER OF
               NAME OF UNDERWRITER                                      INITIAL SECURITIES
--------------------------------------------------------------          ------------------
Merrill Lynch, Pierce, Fenner & Smith Incorporated

Legg Mason Wood Walker, Incorporated

A.G. Edwards & Sons, Inc.

Oppenheimer & Co. Inc.

RBC Dain Rauscher Inc.

Wells Fargo Securities, LLC

Advest, Inc.

BB&T Capital Markets, a division of Scott & Stringfellow, Inc.

Robert W. Baird & Co. Incorporated

Ferris, Baker Watts, Incorporated

J.J.B. Hilliard, W.L. Lyons, Inc.

Janney Montgomery Scott LLC

McDonald Investments Inc., a KeyCorp Company

Quick & Reilly, Inc.

Ryan Beck & Co., Inc.

Wedbush Morgan Securities Inc.

Claymore Securities, Inc.


          Total


                                     Sch A-1

                                   SCHEDULE B
   Western Asset/Claymore U.S. Treasury Inflation Protected Securities Fund 2
                      Common Shares of Beneficial Interest
                                 (No Par Value)

     1. The initial public offering price per share for the Securities, determined as provided in said Section 2, shall be $15.00.

     2. The purchase price per share for the Securities to be paid by the several Underwriters shall be $14.325, being an amount equal to the initial public offering price set forth above less $.675 per share; provided that the purchase price per share for any Option Securities purchased upon the exercise of the overallotment option described in Section 2(b) shall be reduced by an amount per share equal to any dividends or distributions declared by the Fund and payable on the Initial Securities but not payable on the Option Securities.

                                     Sch B-1

                                                                       Exhibit A

                     FORM OF OPINION OF FUND'S AND ADVISORS'
                       COUNSEL TO BE DELIVERED PURSUANT TO
                                  SECTION 5(b)

(A)  With respect to the Fund:

          (i) The Fund has been duly organized and is validly existing as a business trust in good standing under the laws of The Commonwealth of Massachusetts.

          (ii) The Fund has business trust power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement and Prospectus.

          (iii) The Fund is duly qualified as a foreign business trust to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure so to qualify or to be in good standing would not result in a Material Adverse Effect.

          (iv) To the best of our knowledge, the Fund does not have any subsidiaries.

          (v) The authorized, issued and outstanding shares of beneficial interest of the Fund is as set forth in the Prospectus under the caption "Description of Shares--Common Shares" (except for subsequent issuances, if any, pursuant to the Purchase Agreement); all issued and outstanding shares of beneficial interest of the Fund have been duly authorized and validly issued and are fully paid and non-assessable and have been offered and sold or exchanged by the Fund in compliance with all applicable laws (including, without limitation, federal and state securities laws); the Common Shares conform as to legal matters to all statements relating thereto contained in the Prospectus and such description conforms to the rights set forth in the instruments defining the same; and none of the outstanding shares of beneficial interest of the Fund was issued in violation of the preemptive or other similar rights of any securityholder of the Fund.

          (vi) The Securities to be purchased by the Underwriters from the Fund have been duly authorized for issuance and sale to the Underwriters pursuant to the Purchase Agreement and, when issued and delivered by the Fund pursuant to the Purchase Agreement against payment of the consideration set forth in the Purchase Agreement, will be validly issued and fully paid and non-assessable and no holder of the Securities is or will be subject to personal liability by reason of being such a holder.

          (vii) The issuance of the Securities is not subject to preemptive or other similar rights of any securityholder of the Fund.

          (viii) The Purchase Agreement has been duly authorized, executed and delivered by the Fund.

          (ix) The Registration Statement, including any Rule 462(b) Registration Statement, has been declared effective under the 1933 Act; any required filing of the Prospectus pursuant to Rule 497(c) or Rule 497(h) has been made in the manner and within the time period required by Rule 497; and, to the best of our knowledge, no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the 1933 Act, and, to the best of our knowledge, no order of suspension or revocation of registration pursuant to
     Section 8(e) of the 1940 Act has been issued, and no proceedings for any such purpose have been instituted or are pending or threatened by the Commission.

          (x) The Registration Statement, including any Rule 462(b) Registration Statement, the Rule 430A Information and the Rule 434 Information, as applicable, the Prospectus and each amendment or supplement to the Registration Statement and Prospectus as of their respective effective or issue dates (other than the financial statements and supporting schedules included therein or omitted therefrom, as to which we need express no opinion), and the notification on Form N-8A complied as to form in all material respects with the requirements of the 1933 Act, the 1940 Act and the Rules and Regulations.

          (xi) If Rule 434 has been relied upon, the Prospectus was not "materially different," as such term is used in Rule 434, from the prospectus included in the Registration Statement at the time it became effective.

          (xii) The form of certificate used to evidence the Common Shares complies in all material respects with all applicable statutory requirements, with any applicable requirements of the declaration of trust and by-laws of the Fund and the requirements of the New York Stock Exchange.

          (xiii) To the best of our knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Fund is a party, or to which the property of the Fund is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in a Material Adverse Effect, or which might reasonably be expected to materially and adversely affect the properties or assets of the Fund or the consummation of the transactions contemplated in the Purchase Agreement or the performance by the Fund of its obligations thereunder.

          (xiv) The information in the Prospectus under "Description of Shares" and "Tax Matters" and in the Registration Statement under Item 29 (Indemnification), to the extent that it constitutes matters of law, summaries of legal matters, the Fund's declaration of trust and by-laws or legal proceedings, or legal conclusions, has been reviewed by us and is correct in all material respects.

          (xv) Each of the Management Agreement, Advisory Agreement, the Administrative Services Agreement, the Custodian Agreement, the Transfer Agency Agreement and the Purchase Agreement comply in all material respects with all applicable provisions of the 1940 Act, Advisers Act, the Rules and Regulations and the Advisers Act Rules and Regulations.

          (xvi) The Fund is duly registered with the Commission under the 1940 Act as a closed-end diversified management investment company; and, to the best of our knowledge, no order of suspension or revocation of such registration has been issued or proceedings therefor initiated or threatened by the Commission.

          (xvii) To the best of our knowledge, no person is serving as an officer, trustee or investment adviser of the Fund except in accordance with the 1940 Act and the Rules and Regulations and the Investment Advisers Act and the Advisers Act Rules and Regulations. Except as disclosed in the Registration Statement and Prospectus (or any amendment or supplement to either of them), to the best of our knowledge, no trustee of the Fund is an "interested person" (as defined in the 1940 Act) of the Fund or an "affiliated person" (as defined in the 1940 Act) of an Underwriter.

          (xviii) There are no statutes or regulations that are required to be described in the Prospectus that are not described as required.

          (xix) All descriptions in the Registration Statement of contracts and other documents to which the Fund is a party are accurate in all material respects. To the best of our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

          (xx) To the best of our knowledge, the Fund is not in violation of its declaration of trust or by-laws and no default by the Fund exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement.

          (xxi) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency (other than under the 1933 Act, the 1934 Act, the 1940 Act and the Rules and Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we need express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Purchase Agreement or for the offering, issuance or sale of the Securities or the consummation of the transactions contemplated by this Agreement.

          (xxii) The execution, delivery and performance of the Purchase Agreement and the consummation of the transactions contemplated in the Purchase Agreement and in the Registration Statement (including the issuance and sale of the Securities and the use of the proceeds from the sale of the Securities as described in the Prospectus under the caption "Use of Proceeds") and compliance by the Fund with its obligations under the Purchase Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(xii) of the Purchase Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Fund pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which the Fund is a party or by which it or any of them may be bound, or to which any of the property or assets of the Fund is subject, nor will such action result in any violation of the provisions of the charter or by-laws of the Fund, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Fund or any of its properties, assets or operations.

          (xxiii) The Purchase Agreement, the Management Agreement, the Advisory Agreement, the Administrative Services Agreement, the Custodian Agreement and the Transfer Agency Agreement have each been duly authorized by all requisite action on the part of the Fund, executed and delivered by the Fund, as of the dates noted therein. Assuming due authorization, execution and delivery by the other parties thereto with respect to the Administrative Services Agreement, the Custodian Agreement and the Transfer Agency Agreement, each of the Management Agreement, the Advisory Agreement, the Administrative Services Agreement, the Custodian Agreement and the Transfer Agency Agreement constitutes a valid and binding agreement of the Fund, enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

     In addition, we have participated in the preparation of the of the Registration Statement and Prospectus and participated in discussions with certain officers, trustees and employees of the Fund, representatives of PricewaterhouseCoopers LLP, the independent accountants who examined the statement of assets and liabilities of the Fund included or incorporated by reference in the Registration Statement and the Prospectus, and you and your representatives and we have reviewed certain Fund records and documents. While we have not independently verified and are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the information contained in the Registration Statement and the Prospectus, except to the extent necessary to enable us to give the opinions with respect to the Fund in paragraphs (A)(v), (xiv) and (xix), on the basis of such participation and review, nothing has come to our attention that would lead us to believe that the Registration Statement (except for financial statements, supporting schedules and other financial data included therein or omitted therefrom and for statistical information derived from such financial statements, supporting schedules or other financial data, as to which we do not express any belief), at the time such Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (except for financial statements, supporting schedules and other financial data included therein or omitted therefrom and for statistical information derived from such financial statements, supporting schedules or other financial data, as to which we do not express any belief), at the time the Prospectus was issued, or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(B)  With respect to the Investment Advisor:

          (i) The Investment Advisor has been duly organized and is validly existing as a limited liability company in good standing under the laws of the State of Delaware.

          (ii) The Investment Advisor has full limited liability company power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Purchase Agreement.

          (iii) The Investment Advisor is duly qualified as a foreign limited liability company to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not result in a Material Adverse Effect.

          (iv) The Investment Advisor is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the Advisers Act Rules and Regulations, the 1940 Act or the Rules and Regulations from acting under the Management Agreement for the Fund as contemplated by the Prospectus.

          (v) The Purchase Agreement, the Management Agreement and the Advisory Agreement have been duly authorized, executed and delivered by the Investment Advisor, and the Management Agreement and the Advisory Agreement each constitute valid and binding obligation of the Investment Advisor, enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

          (vi) To the best of our knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Investment Advisor is a party, or to which the property of the Investment Advisor is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, in the earnings, business affairs or business prospects of the Investment Advisor, materially and adversely affect the properties or assets of the Investment Advisor or materially impair or adversely affect the ability of the Investment Advisor to function as an investment adviser or perform its obligations under the Management Agreement and the Management Agreement, or which is required to be disclosed in the Registration Statement or the Prospectus.

          (vii) To the best of our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

          (viii) To the best of our knowledge, the Investment Advisor is not in violation of its certificate of incorporation, by-laws or other organizational documents and no default by the Investment Advisor exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement.

          (ix) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than under the 1933 Act, the 1940 Act and the Rules and Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we need express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Purchase Agreement.

          (x) The execution, delivery and performance of the Purchase Agreement and the consummation of the transactions contemplated in the Purchase Agreement and in the Registration Statement and compliance by the Investment Advisor with its obligations under the Purchase Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(xii) of the Purchase Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Investment Advisor pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which the Investment Advisor is a party or by which it or any of them may be bound, or to which any of the property or assets of the Investment Advisor is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Investment Advisor, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Investment Advisor or any of its properties, assets or operations.

     In addition, we have participated in the preparation of the sections entitled "Prospectus Summary--Investment Advisor and Investment Manager," "Portfolio Contents and Management Strategies," "Management of the Fund--Investment Advisor and Investment Manager" and "Management of the Fund--Investment Advisory Agreement and Investment Management Agreement" in the Prospectus and "Investment Advisor, Investment Manager and Administrator, "Investment Advisor, Investment Manager and Administrator--Certain Terms of the Investment Advisory Agreement and the Investment Management Agreement," "Investment Advisor, Investment Manager and Administrator--Trustee Approval of the Investment Advisory Agreement and the Investment

Management Agreement" and "Portfolio Transactions--Investment Decisions and Portfolio Transactions" in the Statement of Additional Information and participated in discussions with certain officers, trustees and employees of the Fund, representatives of PricewaterhouseCoopers LLP, the independent accountants who examined the statement of assets and liabilities of the Fund included or incorporated by reference in the Registration Statement and the Prospectus, and you and your representatives and we have reviewed certain Fund records and documents. While we have not independently verified and are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the information contained in such sections of the Registration Statement and the Prospectus, except to the extent necessary to enable us to give the opinions with respect to the Fund in paragraphs (A)(v), (xiv) and (xix), on the basis of such participation and review, nothing has come to our attention that would lead us to believe that such sections of the Registration Statement (except for financial statements, supporting schedules and other financial data included therein or omitted therefrom and for statistical information derived from such financial statements, supporting schedules or other financial data, as to which we do not express any belief), at the time such Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that such sections of the Prospectus (except for financial statements, supporting schedules and other financial data included therein or omitted therefrom and for statistical information derived from such financial statements, supporting schedules or other financial data, as to which we do not express any belief), at the time the Prospectus was issued, or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(C)  With respect to the Investment Manager:

          (i) The Investment Manager has been duly organized and is validly existing as a corporation in good standing under the laws of the State of California.

          (ii) The Investment Manager has full corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Prospectus and to enter into and perform its obligations under the Purchase Agreement.

          (iii) The Investment Manager is duly qualified as a foreign corporation to transact business and is in good standing in each other jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except where the failure to so qualify would not result in a Material Adverse Effect.

          (iv) The Investment Manager is duly registered with the Commission as an investment adviser under the Advisers Act and is not prohibited by the Advisers Act, the Advisers Act Rules and Regulations, the 1940 Act or the Rules and Regulations from acting under the Management Agreement for the Fund as contemplated by the Prospectus.

          (v) The Purchase Agreement and the Management Agreement have been duly authorized, executed and delivered by the Investment Manager, and the Management Agreement constitutes a valid and binding obligation of the Investment Manager, enforceable in accordance with its terms, except as affected by bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law).

          (vi) To the best of our knowledge, there is not pending or threatened any action, suit, proceeding, inquiry or investigation, to which the Investment Manager is a party, or to which the property of the Investment Manager is subject, before or brought by any court or governmental agency or body, domestic or foreign, which might reasonably be expected to result in any material adverse change in the condition, financial or otherwise, in the earnings, business affairs or business prospects of the Investment Manager, materially and adversely affect the properties or assets of the Investment Manager or materially impair or adversely affect the ability of the Investment Manager to function as an investment adviser or perform its obligations under the Management Agreement, or which is required to be disclosed in the Registration Statement or the Prospectus.

          (vii) To the best of our knowledge, there are no franchises, contracts, indentures, mortgages, loan agreements, notes, leases or other instruments required to be described or referred to in the Registration Statement or to be filed as exhibits thereto other than those described or referred to therein or filed or incorporated by reference as exhibits thereto, and the descriptions thereof or references thereto are correct in all material respects.

          (viii) To the best of our knowledge, the Investment Manager is not in violation of its certificate of incorporation, by-laws or other organizational documents and no default by the Investment Manager exists in the due performance or observance of any material obligation, agreement, covenant or condition contained in any contract, indenture, mortgage, loan agreement, note, lease or other agreement or instrument that is described or referred to in the Registration Statement or the Prospectus or filed or incorporated by reference as an exhibit to the Registration Statement.

          (ix) No filing with, or authorization, approval, consent, license, order, registration, qualification or decree of, any court or governmental authority or agency, domestic or foreign (other than under the 1933 Act, the 1940 Act and the Rules and Regulations, which have been obtained, or as may be required under the securities or blue sky laws of the various states, as to which we need express no opinion) is necessary or required in connection with the due authorization, execution and delivery of the Purchase Agreement.

          (x) The execution, delivery and performance of the Purchase Agreement and the consummation of the transactions contemplated in the Purchase Agreement and in the Registration Statement and compliance by the Investment Manager with its obligations under the Purchase Agreement do not and will not, whether with or without the giving of notice or lapse of time or both, conflict with or constitute a breach of, or default or Repayment Event (as defined in Section 1(a)(xii) of the Purchase Agreement) under or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Investment Manager pursuant to any contract, indenture, mortgage, deed of trust, loan or credit agreement, note, lease or any other agreement or instrument, known to us, to which the Investment Manager is a party or by which it or any of them may be bound, or to which any of the property or assets of the Investment Manager is subject (except for such conflicts, breaches or defaults or liens, charges or encumbrances that would not have a Material Adverse Effect), nor will such action result in any violation of the provisions of the charter or by-laws of the Investment Manager, or any applicable law, statute, rule, regulation, judgment, order, writ or decree, known to us, of any government, government instrumentality or court, domestic or foreign, having jurisdiction over the Investment Manager or any of its properties, assets or operations.

     In addition, we have participated in the preparation of the of the sections entitled "Prospectus Summary--Investment Advisor and Investment Manager," "Portfolio Contents and Management Strategies," "Management of the Fund--Investment Advisor and Investment Manager" and "Management of the Fund--Investment Advisory Agreement and Investment Management Agreement" in the Prospectus and "Investment Advisor, Investment Manager and
Administrator--Investment Manager, "Investment Advisor, Investment Manager and Administrator--Certain Terms of the Investment Advisory Agreement and the Investment Management Agreement," "Investment Advisor,

Investment Manager and Administrator--Trustee Approval of the Investment Advisory Agreement and the Investment Management Agreement" and "Portfolio Transactions--Investment Decisions and Portfolio Transactions" in the Statement of Additional Information and participated in discussions with certain officers, trustees and employees of the Fund, representatives of PricewaterhouseCoopers LLP, the independent accountants who examined the statement of assets and liabilities of the Fund included or incorporated by reference in the Registration Statement and the Prospectus, and you and your representatives and we have reviewed certain Fund records and documents. While we have not independently verified and are not passing upon, and do not assume any responsibility for, the accuracy, completeness or fairness of the information contained in such sections of the Registration Statement and the Prospectus, except to the extent necessary to enable us to give the opinions with respect to the Fund in paragraphs (A)(v), (xiv) and (xix), on the basis of such participation and review, nothing has come to our attention that would lead us to believe that such sections of the Registration Statement (except for financial statements, supporting schedules and other financial data included therein or omitted therefrom and for statistical information derived from such financial statements, supporting schedules or other financial data, as to which we do not express any belief), at the time such Registration Statement became effective, contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that such sections of the Prospectus (except for financial statements, supporting schedules and other financial data included therein or omitted therefrom and for statistical information derived from such financial statements, supporting schedules or other financial data, as to which we do not express any belief), at the time the Prospectus was issued, or at the Closing Time, included or includes an untrue statement of a material fact or omitted or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.